UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act Of 1934

Date of Report: October 29, 2004
Date of earliest event reported: October 29, 2004

BRISTOL-MYERS SQUIBB COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-1136	22-079-0350
(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification
Incorporation)		Number)

345 Park Avenue
New York, NY, 10154
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1: PRESS RELEASE
EX-99.2: SUPPLEMENTAL INFORMATION

Item 2.02 Results of Operations and Financial Condition

On October 29, 2004, Bristol-Myers Squibb Company issued a press release announcing its financial results for the third quarter of 2004. A copy of the press release is furnished as Exhibit 99.1 to this report and is also incorporated herein by reference. Also furnished and incorporated by reference as Exhibit 99.2 is supplemental information posted on the Bristol-Myers Squibb Company’s website at www.bms.com.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

Exhibit 99.1 – Press Release of Bristol-Myers Squibb Company dated October 29, 2004, reporting Bristol-Myers Squibb’s financial results for the third quarter of 2004.

Exhibit 99.2 – Certain supplemental information posted on Bristol-Myers Squibb’s website at www.bms.com not included in the press release.

SIGNATURE

Under the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the authorized undersigned.

BRISTOL-MYERS SQUIBB COMPANY

Date: October 29, 2004	By:	/s/ Sandra Leung
Sandra Leung
Title: Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Bristol-Myers Squibb Company dated October 29, 2004, reporting Bristol-Myers Squibb’s financial results for the third quarter of 2004.

99.2	Certain supplemental information posted on the Company’s website on www.bms.com not included in the press release.